UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): April 6, 2023 (April 6, 2023)

Hawks Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-40888	86-1273146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, 9th Floor New York, NY 10022
(Address of principal executive offices, including zip code)

(212) 542-4540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	HWKZ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	HWKZ	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HWKZ WS	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the special meeting of the stockholders of Hawks Acquisition Corp (the “Company”) held on April 6, 2023 (the “Special Meeting”), a total of 20,381,910 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and 5,482,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), a majority of the voting power of each of the Company’s issued and outstanding Common Stock, Class A common stock and Class B common stock held of record at the close of business on February 24, 2023, the record date for the Special Meeting, was represented by proxy, which constituted a quorum. The stockholders of the Company (the “Stockholders”) voted on the following proposals (collectively, the “Proposals”), which are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023 (the “Proxy Statement”).

Proposal No. 1 – The Extension Amendment Proposal – To adopt an amendment to the Certificate of Incorporation as set forth in Annex A attached to the Proxy Statement (the “First Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from April 13, 2023 to December 13, 2023 or such earlier date as the Board may determine (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal of the outstanding shares of Common Stock, voting together as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
22,410,885	3,453,025	0	N/A

The final voting results for the Extension Amendment Proposal of the outstanding shares of Class A Common Stock, voting together as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
16,928,885	3,453,025	0	N/A

The final voting results for the Extension Amendment Proposal of the outstanding shares of Class B Common Stock, voting together as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
5,482,000	0	0	N/A

Proposal No. 2 – The Founder Shares Amendment Proposal – To adopt an amendment to the Certificate of Incorporation as set forth in Annex B attached to the Proxy Statement (the “Second Charter Amendment”) (the “Founder Shares Amendment Proposal”).

The final voting results for the Founder Shares Amendment Proposal of the outstanding shares of Common Stock, voting together as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
22,410,885	3,453,025	0	N/A

The final voting results for the Founder Shares Amendment Proposal of the outstanding shares of Class A Common Stock, voting together as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
16,928,885	3,453,025	0	N/A

The final voting results for the Founder Shares Amendment Proposal of the outstanding shares of Class B Common Stock, voting together as a single class, were as follows:

For	Against	Abstain	Broker Non-Votes
5,482,000	0	0	N/A

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Proposal No. 3 – The Advisory Charter Proposals – To approve, on a non-binding advisory basis, certain governance provisions in the Certificate of Incorporation, which proposals are being presented separately in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as two sub-proposals (collectively, the “Advisory Charter Proposals”).

The final voting results for the Advisory Charter Proposals of the outstanding shares of Common Stock, voting together as a single class, were as follows:

	For	Against	Abstain	Broker Non-Votes
Advisory Charter Proposal 3A	24,119,944	1,589,029	154,937	N/A
Advisory Charter Proposal 3B	24,119,944	1,589,029	154,937	N/A

The final voting results for the Advisory Charter Proposals of the outstanding shares of Class A Common Stock, were as follows:

	For	Against	Abstain	Broker Non-Votes
Advisory Charter Proposal 3A	18,637,944	1,589,029	154,937	N/A
Advisory Charter Proposal 3B	18,637,944	1,589,029	154,937	N/A

The final voting results for the Advisory Charter Proposals of the outstanding shares of Class B Common Stock, voting together as a single class, were as follows:

	For	Against	Abstain	Broker Non-Votes
Advisory Charter Proposal 3A	5,482,000	0	0	N/A
Advisory Charter Proposal 3B	5,482,000	0	0	N/A

Item 8.01	Other Events.

The information disclosed under Item 5.07 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal, holders of 18,991,735 shares of Class A Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.138 per share (the “Redemption Price”), for an aggregate redemption amount of approximately $192.54 million (the “Redemption”). The Redemption Price is approximately $0.02 less than the redemption price estimated in the Proxy Statement due to permitted withdrawals by the Company to pay its taxes. As a result, approximately $192.54 million is expected to be removed from the Company’s trust account (the “Trust Account”) to redeem such shares. Upon payment of the Redemption, approximately $40.64 million is expected to remain in the Trust Account prior to any contributions made by Hawks Sponsor LLC, as further described in the Proxy Statement.

Following the filing of the First Charter Amendment and the Second Charter Amendment with the Secretary of State of the State of Delaware, holders of 5,750,000 shares of Class B Common Stock are expected to exercise their right to convert such shares into shares of Class A Common Stock (the “Conversion”). After the Redemption and the Conversion have been effected, 9,758,265 shares of Class A Common Stock are expected to remain outstanding.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKS ACQUISITION CORP

Date: April 6, 2023	By:	/s/ J. Carney Hawks
		Name:	J. Carney Hawks
		Title:	Chief Executive Officer

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